                                                                    EXHIBIT 99.1




          S1 Q3 RESULTS DEMONSTRATE CONTINUED PROGRESS WITH ENTERPRISE


              THIRD QUARTER FINANCIAL RESULTS IN LINE WITH GUIDANCE


Atlanta, October 29, 2002 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise software solutions, today announced its financial results for the quarter ended September 30, 2002.

Revenues for the third quarter of 2002 were $58.5 million, an increase of 2% compared with $57.1 million reported for the quarter ended September 30, 2001. Net loss from continuing operations was $3.5 million, or ($0.05) per share, as compared with a loss of $24.9 million, or ($0.42) per share, in the third quarter of 2001. Net loss for the third quarter of 2002 was $5.2 million, or ($0.07) per share, compared to a net loss of $29.6 million, or ($0.50) per share, for the corresponding period in 2001. Third quarter 2002 revenue and loss per share results were in line with the company's previous guidance.

"Our third quarter results reflect the continued progress we are making in the transition of our business model and the execution of our Enterprise strategy," said Jaime Ellertson, chief executive officer of S1 Corporation. "We signed 90 new financial institution customers in the quarter including 13 new Enterprise sales wins. Seven financial institutions have now reached production with our Enterprise solution. Our balance sheet continues to be strong after the repurchase of almost 1.5 million common shares, and our financial performance this quarter represents solid progress toward GAAP profitability."

RECENT OPERATING HIGHLIGHTS

- Signed 90 new financial institution customers and recorded almost 200 cross-sales to the company's existing customer base of approximately 4,000 financial institutions during Q3;

- Successfully completed deployment of S1 Enterprise Platform solutions for both hosted and in-house solutions, for a total of seven financial institutions;

- Repurchased approximately 1.5 million shares of common stock outstanding; and

- Generated $3.5 million in cash flow from operations for an ending cash and current investments balance of $139 million, after expenditures of $9 million related to share repurchase and capital expenditures.

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FINANCIAL GUIDANCE

S1 reaffirmed its revenue and EPS guidance for Q4 2002 and its revenue guidance for full year 2003 for its continuing operations. In addition, the company provided guidance for revenue and EPS from continuing operations for Q1 2003 and EPS from continuing operations for full year 2003, as detailed below:

                                       Q4 2002                    Q1 2003                   FY 2003
                                   ---------------------------------------------------------------------
Revenue (in millions)                  $62-$67                    $57-$60                   $248-$258
EPS from Continuing Ops               $0.01-$0.05               ($0.02)-$0.01              $0.18-$0.23
Shares Outstanding                    73 million                 73 million                 73 million

DISCONTINUED OPERATIONS

The company is making continued progress in the sale of its Edify business unit. Results from this unit are accounted for as discontinued operations. The company's net loss for the third quarter includes adjustments made to Edify revenue reserves and expense line items to better reflect the operations of Edify as a stand-alone unit.

CONFERENCE CALL INFORMATION

A live Webcast of the conference call discussing the third quarter results of operations will be held at 5:00 p.m. EST on Tuesday, October 29, 2002, and is accessible at www.s1.com. A replay of the Webcast will be available until November 5, 2002.

ABOUT S1

S1 (Nasdaq: SONE) is a leading global provider to approximately 4,000 banks, credit unions, insurance providers, and investment firms of enterprise software solutions that create one view of customers across multiple channels, applications and segments. S1's Enterprise software solutions uniquely combine customer interaction and financial transaction capabilities, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only provider with the proven experience, breadth of products, and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

Forward Looking Statements

This press release contains forward-looking statements relating to results of operations; benefits of certain programs; product availability, features and benefits; market penetration; and market strategies. Such statements are made based on management's beliefs as well as assumptions made by, and information currently available to, management pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgement, they are subject to risks and uncertainties that could cause a change in focus and direction.


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A discussion of certain risk factors that may cause actual results to differ from these forward-looking statements can be found in S1's Annual Report on Form 10-K for the year ended December 31, 2001, on file with the SEC.

CONTACTS:

Nancy O'Donnell
VP of Investor Relations, S1 Corporation
404/923-6671
nancy.odonnell@s1.com


Sterling Hager, Inc. for S1 Corporation
Brian Gendron
617/926-6665 ext. 244
bgendron@sterlinghager.com


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                         S1 CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                SEPTEMBER 30,       DECEMBER 31,
                                                                    2002               2001
                                                                -----------         -----------
                                                                (UNAUDITED)
ASSETS
  Current assets:
     Cash and cash equivalents                                  $   106,091         $   119,632
     Short term investments                                          32,928              28,818
     Accounts receivable, net                                        38,654              56,502
     Other current assets                                             8,037               7,902
     Assets held for sale, net                                       51,651                  --
                                                                -----------         -----------
              Total current assets                                  237,361             212,854
Property and equipment, net                                          33,268              41,253
Goodwill and other intangible assets, net                           102,218             111,223
Other assets                                                          8,929               6,707
                                                                -----------         -----------
              Total assets                                      $   381,776         $   372,037
                                                                -----------         -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and other accrued liabilities             $    47,915         $    49,603
     Deferred revenues                                               28,152              27,499
     Current portion of capital lease obligation                      2,775               5,925
     Liabilities held for sale                                       13,522                  --
                                                                -----------         -----------
              Total current liabilities                              92,364              83,027
Other liabilities                                                     9,404              14,392
                                                                -----------         -----------
              Total liabilities                                     101,768              97,419
                                                                -----------         -----------
Stockholders' equity:
         Preferred stock                                             18,328             241,975
        Common stock
                                                                        710                 614
        Additional paid-in capital                                1,895,606           1,640,972
        Treasury stock                                               (7,042)                 --
        Accumulated deficit                                      (1,624,701)         (1,607,148)
        Other comprehensive loss                                     (2,893)             (1,795)
                                                                -----------         -----------
              Total stockholders' equity                            280,008             274,618
                                                                -----------         -----------
              Total liabilities and stockholders' equity        $   381,776         $   372,037
                                                                -----------         -----------


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                         S1 CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                   (UNAUDITED)

                                                                 THREE MONTHS ENDED                   YEAR TO DATE
                                                             9/30/2002        9/30/2001       9/30/2002         9/30/2001
                                                            -----------     -----------      ----------        ----------
REVENUES:
     Software licenses                                      $ 15,321         $  9,371         $  50,490         $  26,810

     Support and maintenance                                  10,822            7,555            32,187            19,579
     Professional services                                    22,850           24,746            69,461            79,246
     Data center                                               9,279           15,419            30,956            37,514
     Other                                                       245               49               994               997
                                                            --------         --------         ---------         ---------
           Total revenues                                     58,517           57,140           184,088           164,146
                                                            --------         --------         ---------         ---------

DIRECT COSTS:
     Software licenses                                            66               84               115               474
     Professional services, support and maintenance           18,127           17,847            56,302            63,126
     Data center                                               5,638            6,479            16,509            19,535
     Other                                                       381               33               963               691
                                                            --------         --------         ---------         ---------
           Total direct costs                                 24,212           24,443            73,889            83,826
                                                            --------         --------         ---------         ---------
           Gross margin                                       34,305           32,697           110,199            80,320
                                                            --------         --------         ---------         ---------

OPERATING EXPENSES:
     Selling and marketing                                     9,510            6,951            29,161            20,007
     Product development                                      10,066           10,136            30,915            30,729
     General and administrative                                9,502           11,623            31,740            31,586
     Depreciation and amortization                             5,279            6,909            17,309            21,063
     Merger related and restructuring costs                       --               --             2,022             9,211
     Acquired in-process research and development                 --               --               257                --
     Amortization of acquisition intangibles                   4,275           14,530            12,454            45,741
                                                            --------         --------         ---------         ---------
           Total operating expenses                           38,632           50,149           123,858           158,337
                                                            --------         --------         ---------         ---------
Operating loss                                                (4,327)         (17,452)          (13,659)          (78,017)
Interest, investment and other income (expense), net              (3)          (1,499)            1,100             2,490
Loss on sale of subsidiaries                                      --               --                --           (53,186)
Equity in net loss of affiliate                                   --           (7,021)               --           (20,648)
Income tax benefit                                               791            1,062             1,910             3,019
                                                            --------         --------         ---------         ---------
Loss from continuing operations                               (3,539)         (24,910)          (10,649)         (146,342)
Loss from discontinued operations, net of tax                 (1,661)          (4,706)           (6,904)          (18,924)
                                                            --------         --------         ---------         ---------
NET LOSS                                                    $ (5,200)        $(29,616)        $ (17,553)        $(165,266)
                                                            ========         ========         =========         =========

Net loss per common share from continuing operations        $     (0.05)         $     (0.42)         $     (0.16)    $    (2.49)
Net loss per common share from discontinued operations            (0.02)               (0.08)               (0.10)         (0.33)
                                                            -----------          -----------          -----------     ----------
NET LOSS PER COMMON SHARE                                   $     (0.07)         $      (0.50)        $     (0.26)    $    (2.82)
                                                            ===========          ============         ===========     ==========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                   70,410,161           59,252,335           67,121,167      58,689,726
COMMON SHARES OUTSTANDING AT END OF PERIOD                   69,600,449           60,556,280           69,600,449      60,556,280

GROSS MARGIN PERCENTAGES:
 Software licenses                                                  100%                  99%                 100%             98%
 Professional services, support and maintenance                      46%                  45%                  45%             36%
 Data center                                                         39%                  58%                  47%             48%
 Other                                                              (56%)                 33%                   3%             31%
                                                            -----------          -----------          -----------     -----------
 Total gross margin                                                  59%                  57%                  60%             49%
                                                            ===========          ============         ===========     ===========

                         S1 CORPORATION AND SUBSIDIARIES
                       FINANCIAL SEGMENT REVENUE SCHEDULE
                                 (IN THOUSANDS)
                                   ATTACHMENT


                                                 QUARTER ENDED 9/30/02                          YEAR-TO-DATE
                               -----------------------------------------------------------------------------------------
                                                POINT                                             POINT
                               ENTERPRISE     SOLUTION          TOTAL         ENTERPRISE         SOLUTION         TOTAL
                               -----------------------------------------------------------------------------------------
Software licenses               $1,255         $14,066         $15,321         $ 7,180         $ 43,310         $ 50,490

Support and maintenance            604          10,218          10,822           1,082           31,105           32,187

Professional services            6,611          16,239          22,850           9,573           59,797           69,370

Data center                         48           9,231           9,279             190           30,766           30,956

Other                               --             245             245              --              994              994
                                ------         -------         -------         -------         --------         --------
      Total revenue             $8,518         $49,999         $58,517         $18,025         $165,972         $183,997
                                ------         -------         -------         -------         --------         --------